EXHIBIT 32

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the "Company") on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

               1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 9, 2007                           By:  /S/ MICHAEL. S. DUNLAP
                                                --------------------------------
                                                Name:    Michael S. Dunlap
                                                Title:   Chairman and Chief
                                                         Executive Officer


                                                 By: /S/ TERRY J. HEIMES
                                                --------------------------------
                                                 Name:   Terry J. Heimes
                                                 Title:  Chief Financial Officer